UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2021

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200

New York, NY 10036

USA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (332) 255-9818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 5.02. Departure of Directors or Principal Oﬃcers; Election of Directors; Appointment of Principal Oﬃcers

On June 10, 2021, Immunic, Inc. (the “Company”) (i) entered into an employment agreement with Glenn Whaley to continue serving as Vice President Finance, Principal Financial and Accounting Officer (the “Whaley Agreement”) and (ii) approved amendments to the employment agreements of various members of the management board (Vorstand) of Immunic AG. Under German law, a company’s management board consists of employee members and is responsible for overseeing its daily business.

Dr. Daniel Vitt Agreement

Immunic AG entered into a second amendment to the Service Agreement (as amended, the “Amended Vitt Agreement”), dated September 29, 2016, as amended September 4, 2019, between Immunic AG and Dr. Daniel Vitt, the Company’s Chief Executive Officer and President. Pursuant to the Amended Vitt Agreement, Dr. Vitt will continue to serve on the management board of Immunic AG until December 31, 2023. Dr. Vitt will receive an annual salary of EUR 414,000, to be paid in 12 monthly installments, and a yearly bonus of EUR 186,300 upon achievement of certain targets.

Dr. Vitt is also entitled to severance of one year’s salary and a bonus upon (i) the conclusion of his term of service under the Amended Vitt Agreement, as such term may be amended or extended, or (ii) the termination of his service before December 31, 2023, in each case provided that such non-extension or termination is not due to serious cause.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Amended Vitt Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Dr. Andreas Muehler Agreements

Immunic AG entered into a second amendment to the Service Agreement (as amended, the “Amended Muehler Agreement”), dated August 22, 2016, as amended September 4, 2019, between Immunic AG and Dr. Andreas Muehler, the Company’s Chief Medical Officer. Pursuant to the Amended Muehler Agreement, Dr. Muehler will continue to serve on the management board of Immunic AG until December 31, 2022. Dr. Muehler will receive an annual salary of EUR 177,100, to be paid in 12 monthly installments, and a yearly bonus of EUR 61,985 upon achievement of certain targets.

Dr. Muehler is also entitled to severance of one year’s salary and a bonus upon (i) the conclusion of his term of service under the Amended Muehler Agreement, as such term may be amended or extended, or (ii) the termination of his service before December 31, 2022, in each case provided that such non-extension or termination is not due to serious cause.

Dr. Muehler also entered into a separate employment agreement (the “Muehler Employment Agreement”) with the Company. The Muehler Employment Agreement provides that Dr. Muehler will continue to serve as Chief Medical Officer until December 31, 2022, and will dedicate approximately 40% of his time to the affairs of the Company and approximately 60% of his time to the affairs of Immunic AG. The Muehler Employment Agreement provides for an annual salary of $227,000 USD and an annual bonus of at least 35% of annual base salary upon achievement of certain targets. Dr. Muehler is also eligible for reimbursement for certain expenses, and customary insurance and benefits programs of the Company.

If Dr. Muehler’s employment is terminated by the Company without Cause or by him for Good Reason (each as defined in the Muehler Employment Agreement), he is entitled to (i) twelve months’ base salary, (ii) any accrued but unpaid annual bonus for the fiscal year ended prior to termination, and (iii) reimbursement of certain COBRA premiums. Additionally, all of his outstanding equity awards will vest and become exercisable.

The preceding summaries do not purport to be complete and are qualified in their entirety by reference to the Amended Muehler Agreement and the Muehler Employment Agreement, which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Glenn Whaley Agreement

The Whaley Agreement provides for an annual salary of $390,000 USD and an annual bonus of at least 35% of annual base salary upon achievement of certain targets. Mr. Whaley is also eligible for reimbursement for certain expenses, and customary insurance and benefits programs of the Company.

If Mr. Whaley’s employment is terminated by the Company without Cause or by him for Good Reason (each as defined in the Whaley Agreement), he is entitled to (i) twelve months’ base salary, (ii) any accrued but unpaid annual bonus for the fiscal year ended prior to termination, and (iii) reimbursement of certain COBRA premiums. Additionally, 50% of his outstanding equity awards will vest and become exercisable.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Whaley Agreement, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2021 the Company held its annual meeting of stockholders (the “Meeting”). The total number of shares entitled to vote at the Meeting was 21,749,439 and there were present at the Meeting, in person or by proxy, 14,401,306 shares, which constituted a quorum for the Meeting. At the Meeting, the stockholders voted:

(1) to elect Dr. Duane Nash and Dr. Daniel Vitt as directors for a three year term expiring at the 2024 annual meeting of stockholders;

(2) to approve a non-binding advisory resolution approving named executive officer compensation;

(3) to select three years as the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation;

(4) to approve the 2021 Employee Stock Purchase Plan; and

(5) to ratify the selection of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm, for the fiscal year ending December 31, 2021.

The final results of the stockholders votes at the Meeting are set forth below:

Proposal 1: Election of Directors

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Dr. Duane Nash	11,325,568	1,016,806	2,058,932
Dr. Daniel Vitt	11,202,123	1,140,251	2,058,932

Proposal 2: Approval of the resolution approving named executive officer compensation

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,277,904	51,823	12,647	2,058,932

Proposal 3: Frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
3,912,430	45,609	8,379,387	4,948	2,058,932

Proposal 4: Approval of the 2021 Employee Stock Purchase Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
12,300,958	34,408	7,008	2,058,932

Proposal 5: Ratification of Appointment of Baker Tilly as independent registered public accounting firm

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,276,491	117,315	7,500	n/a

Item 8.01. Other Events.

Corporate Presentation

On June 14, 2021, the Company posted an updated corporate presentation on its website. A copy of the presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Dr. Hella Kohlhof Agreement

Immunic AG entered into a second amendment to the Service Agreement (as amended, the “Amended Kohlhof Agreement”), dated September 29, 2016, as amended September 4, 2019, between Immunic AG and Dr. Hella Kohlhof, the Company’s Chief Scientific Officer. Pursuant to the Amended Kohlhof Agreement, Dr. Kohlhof will continue to serve on the management board of Immunic AG until December 31, 2023. Dr. Kohlhof will receive an annual salary of EUR 255,200, to be paid in 12 monthly installments, and a yearly bonus of EUR 89,320 upon achievement of certain targets.

Dr. Kohlhof is also entitled to severance of one year’s salary and a bonus upon (i) the conclusion of her term of service under the Amended Kohlhof Agreement, as such term may be amended or extended, or (ii) the termination of her service before December 31, 2023, in each case provided that such non-extension or termination is not due to serious cause.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Amended Kohlhof Agreement, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Second Addendum, dated June 10, 2021, to Service Agreement between Immunic AG and Dr. Daniel Vitt
10.2	Second Addendum, dated June 10, 2021, to Service Agreement between Immunic AG and Dr. Andreas Muehler
10.3	Employment Agreement, dated June 10, 2021, between Immunic, Inc. and Dr. Andreas Muehler
10.4	Employment Agreement, dated June 10, 2021, between Immunic, Inc. and Glenn Whaley
99.1	Presentation, dated June 14, 2021
99.2	Second Addendum, dated June 10, 2021, to Service Agreement between Immunic AG and Dr. Hella Kohlhof

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 14, 2021	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
Chief Executive Officer